EXHIBIT 10.4
Form of
INDEMNITY AGREEMENT
     THIS INDEMNITY AGREEMENT (this “Agreement”), dated as of April 4, 2008, made by CALLON PETROLEUM COMPANY, a Delaware corporation (“Indemnitor”), in favor of CIECO ENERGY (ENTRADA) LLC, a Delaware limited liability company (“Lender”).
WITNESSETH:
     WHEREAS, pursuant to a Credit Agreement, dated as of April 4, 2008 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), between Callon Entrada Company, a Delaware corporation (“Borrower”) and Lender, Lender has agreed to make Loans to Borrower in accordance with the Credit Agreement; and
     WHEREAS, as a condition precedent to the making of the initial Loan under the Credit Agreement, Indemnitor is required to execute and deliver this Agreement; and
     WHEREAS, it is in the best interests of the Indemnitor to execute this Agreement inasmuch as Indemnitor will derive substantial direct and indirect benefits from the Loans made to Borrower by Lender pursuant to the Credit Agreement;
     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce Lender to make the Loans to Borrower pursuant to the Credit Agreement, Indemnitor agrees, for the benefit of Lender, as follows:
     1. Indemnity. Indemnitor hereby assumes liability for, and hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys’ fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, “Costs”) which may at any time be imposed upon, incurred by or awarded against Lender as a result of:
     a. The failure of any representation or warranty set forth in the Credit Agreement or any other Loan Document to be correct in any material respect when made by Borrower, Callon Operating or the Indemnitor, including, without limitation, any and all representations (i) regarding the Subject Interests and title thereto, and (ii) made under this Agreement;
     b. The breach by the Borrower or any of its Subsidiaries of any covenant set forth in the Credit Agreement or any other Loan Document which is applicable to the Borrower or any of its Subsidiaries (other than any covenant to repay any principal of or accrued interest on the Loans) so long as (i) either Callon Operating or the Indemnitor had reasonable control over the performance of such covenant and (ii) the Borrower had, or should have had but for such breach, the financial means available to it at the time performance of such breach of such covenant was required to avoid such breach;

     c. The breach by Callon Operating of any covenant set forth in any Loan Document which is applicable to Callon Operating so long as the Indemnitor had reasonable control over the performance of such covenant;
     d. The breach by Indemnitor of any covenant set forth in any Loan Document which is applicable to the Indemnitor, including, without limitation, any covenant under this Agreement;
     e. The breach by Callon Operating of any obligations set forth in the Operating Services Contract;
     f. Proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Subject Interests, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender;
     g. Proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Subject Interests, or any of them, to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender;
     h. All joint interest owner security deposits or other refundable deposits paid to or held by Borrower or any other Affiliate of Indemnitor in connection with the Subject Interests, which are not applied in accordance with the terms of the applicable Oil and Gas Lease, joint operating agreement or other agreement;
     i. Damage to the Subject Interests as a result of the intentional misconduct or negligence of Borrower or any of its principals, officers or partners, any guarantor, any indemnitor, or any agent or employee of such persons (or of Indemnitor or any of its Subsidiaries acting on behalf of the Borrower under any arrangement, contractual or otherwise) or the failure of any such Persons to act as a prudent operator (to the extent that such standard is applicable), or any removal of all or any portion of the Subject Interests in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such damage or removal;
     j. Failure by Borrower (or of Indemnitor or any of its Subsidiaries acting on behalf of the Borrower under any arrangement, contractual or otherwise) to pay any valid taxes, assessments, mechanic’s liens, materialmen’s liens or other liens which could create liens on any portion of the Subject Interests which would be superior to the lien or security title of the Mortgage or the other Loan Documents;
     k. All obligations and indemnities of Borrower or Callon Operating (or of Indemnitor or any of its Subsidiaries acting on behalf of the Borrower or Callon Operating under any arrangement, contractual or otherwise) under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations, to the full extent of any losses or damages (including those resulting from diminution in value of any Subject Property)

incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations; and
     l. Fraud or material misrepresentation by Borrower (or of Indemnitor or any of its Subsidiaries acting on behalf of the Borrower under any arrangement, contractual or otherwise) or any of its principals or officers, any indemnitor or any agent, employee or other person authorized or apparently authorized to make statements or representations on behalf of Borrower, any principal or officer of Borrower, or any indemnitor, to the full extent of any losses, damages and expenses of Lender on account thereof.
     The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors or indeminitors, if any), nor against the collateral for the Loan. Indemnitor waives any right to require that an action be brought against Borrower or any other person or to require that resort be made to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the Costs indemnified by Indemnitor hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining Costs indemnified hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.
     2. Indemnification Procedures.
     a. If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. Lender shall have the right, at the expense of Indemnitor (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, attorneys’ fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided.

     b. Indemnitor shall not, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.
     c. All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the Default Rate (as defined in the Credit Agreement).
     3. Reinstatement of Obligations; Acceleration.
     a. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or Borrower), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.
     b. Indemnitor agrees that upon the dissolution or insolvency of Indemnitor, or an assignment by Indemnitor for the benefit of creditors, or the commencement of any case or proceeding in respect of Indemnitor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the rights to seek indemnification under Section 1 hereto (the “Indemnified Obligations”) may not then be due and payable, Indemnitor will pay to Lender forthwith the full amount which would be payable hereunder by Indemnitor if all such Indemnified Obligations were then due and payable.
     4. Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:
     a. Any right to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Indemnitor hereunder;

     b. Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;
     c. Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;
     d. Any defense based upon an election of remedies by Lender;
     e. Any right or claim or right to cause a marshalling of the assets of Indemnitor;
     f. Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;
     g. Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;
     h. Any lack of notice of disposition or of manner of disposition of any collateral under the Loan Documents;
     i. Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;
     j. Any lack of commercial reasonableness in dealing with the collateral for the Loan;
     k. Any deficiencies in the collateral under the Loan Documents or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;
     l. An assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against the collateral for the Loan;

     m. Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and
     n. Any action, occurrence, event or matter consented to by Indemnitor under Section 7(f) hereof, under any other provision hereof, or otherwise.
     5. Representations and Warranties. Indemnitor hereby represents and warrants unto Lender as set forth in this Section (i) as of the date of this Agreement, (ii) on the date, and both before and after giving effect to the making of any Loan, and (iii) on the date of delivery of the financial information required pursuant to Section 7.1.1(c) of the Credit Agreement, as follows:
     a. Organization. Indemnitor is a corporation duly incorporated and is validly existing and in good standing under the laws of the state of its incorporation; and the Indemnitor is duly qualified and in good standing as a foreign corporation in each jurisdiction where, because of the nature of its activities or properties, such qualification is required and where the failure so to qualify would have a material adverse effect on the financial condition, business, operations and prospects of the Indemnitor.
     b. Due Authorization. Indemnitor has the full legal power, right and capacity to enter into and perform this Agreement and any of its obligations under the other Loan Documents. The consummation of the transactions contemplated by this Agreement and the other Loan Documents are within Indemnitor’s power, such transactions have received all necessary corporate, governmental and other approvals, exemptions, authorizations, licenses and permits (other than the final approval by the MMS of the transfer of the Subject Interests from Callon Operating to the Borrower), and (i) do not and will not contravene or conflict with any provision of the articles of incorporation or bylaws of Indemnitor; (ii) do not and will not contravene or conflict with any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to Indemnitor, and (iii) do not and will not result in the breach or termination of any provision of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which Indemnitor is a party or by which Indemnitor or its properties may be bound, including, without limitation, any confidentiality agreement or restrictions or disclosure of information.
     c. Validity and Binding Nature. This Agreement and any other Loan Documents to which it is party have been duly executed and delivered and constitute the legal, valid and binding obligations of Indemnitor, enforceable against Indemnitor in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency and similar laws applicable to creditors generally.
     d. No Consent. No authorization, consent or approval, or any formal exemption, of any governmental body or regulatory authority (federal, state or local) is or will be necessary to the valid execution, delivery or performance by Indemnitor of this Agreement or any other Loan Documents to which it is party.

     e. Pending Litigation. Except as set forth on Schedule II to the Credit Agreement, there are no actions, suits or proceedings by or before any court, arbitrator or any governmental commission, board, bureau or other administrative agency pending or, to the knowledge of Indemnitor, threatened against Borrower or any of its Subsidiaries, Callon Operating, or any of the Subject Interests, respectively, which could reasonably be expected to have a Material Adverse Effect.
     f. Representation with Respect to True and Complete Disclosure. All material factual information heretofore or contemporaneously furnished by or on behalf of Indemnitor, Callon Operating or Borrower to Lender for purposes of or in connection with this Agreement or the other Loan Documents or any transaction contemplated hereby or thereby, including, but not limited to, factual data supporting any reserve reports and financial statements, is, true, correct and accurate in all material respects on the date as of which such information is dated or certified and does not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading, and all estimated material so furnished was prepared on the basis of assumptions, data, information, tests or conditions believed to be reasonable in light of all facts and circumstances known at the time such material was prepared and so furnished.
     g. Ownership. As of the date hereof, Indemnitor is (i) the legal and beneficial indirect owner of one hundred percent (100%) of the outstanding equity interests of Borrower, free and clear of all liens, security interests, options or other charges or encumbrances and (ii) the legal and beneficial owner of one hundred percent (100%) of the outstanding equity interests of Callon Operating, free and clear of all liens, security interests, options or other charges or encumbrances, except for liens and security interests in favor of the lenders under the UBOC Credit Facility and any subsequent credit facility which replaces or refinances such UBOC Credit Facility.
     h. Solvency. As of the Effective Date, Indemnitor is Solvent. As used herein, “Solvent” means, with respect to any Person at any time, a condition under which (a) the fair saleable value of such Person’s assets is, on the date of determination, greater than the total amount of such Person’s liabilities (including contingent and unliquidated liabilities) at such time; (b) such Person is able to pay all of its liabilities as such liabilities mature; and (c) such Person does not have unreasonably small capital with which to conduct its business. For purposes of this definition (i) the amount of a Person’s contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability; (ii) the “fair saleable value” of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value; and (iii) the “regular market value” of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions.
     6. Covenants. Indemnitor covenants and agrees that prior to the final indefeasible payment of, and the performance of, all the obligations of Borrower pursuant to the Credit Agreement, the Note and the other Loan Documents and the termination of all such obligations,

Indemnitor will, unless Lender shall otherwise consent in writing, perform the obligations set forth in this Section 6:
     a. Certain Notices. Indemnitor will not change its name, identity, principal place of business without promptly notifying Lender of any such change.
     b. Ownership of Borrower. Indemnitor will maintain (i) indirect ownership of no less than one hundred percent (100%) of the outstanding equity interests of Borrower or any successor company by merger, free and clear of all liens, security interests, options or other charges or encumbrances (other than liens and security interests in favor of Lender or any subsequent holder of a Note) and (ii) direct ownership of no less than one hundred percent (100%) of the outstanding equity interests of Callon Operating or any successor company by merger, free and clear of all liens, security interests, options or other charges or encumbrances, except for liens and security interests in favor of the lenders under the UBOC Credit Facility and any subsequent credit facility which replaces or refinances such UBOC Credit Facility.
     7. General Provisions.
     a. Non-Recourse Obligations . No recourse shall be had for the payment of the principal (or premium, if any) or the interest on the Loan or any other Obligation, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement in the Credit Agreement or any other Loan Document, against Indemnitor or any of its Affiliates (other than Borrower), or any of their respective assets or properties, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that Borrower’s obligations under the Credit Agreement and the other Loan Documents and all the Obligations are solely corporate obligations of Borrower, and that no personal liability whatsoever shall attach to, or be incurred by, Indemnitor or any of its Affiliates (other than Borrower), because of any of the obligations, covenants, promises or agreements contained in the Credit Agreement or any other Loan Document or to be implied herefrom or therefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Agreement; provided, however, that nothing herein contained shall be taken to prevent the institution of proceedings against any Person in connection with the realization of the benefit of the collateral security granted under the Loan Documents; and provided, further, that nothing in this Section 7(a) shall relieve or limit (i) Indemnitor’s obligations under this Agreement, (ii) Callon Operating’s obligations under the Operating Services Agreement or any Loan Document to which it is a party, or (iii) Callon Operating’s obligations under the Pledge Agreement, or limit or otherwise prejudice in any way the right of the Lender to proceed against Indemnitor or Callon Operating, as applicable, with respect to the enforcement of such obligations.
     b. Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under a Security Document or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

     c. No Subrogation. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan unless and until the Loan is paid or satisfied in full. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan until such time as the Loan has been paid or satisfied in full. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agrees with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan.
     d. Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
     e. Rights Cumulative; Payments. Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Mortgage and the other Loan Documents. FURTHER, PAYMENTS MADE BY INDEMNITOR UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER’S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE MORTGAGE AND THE OTHER LOAN DOCUMENTS.
     f. No Limitation on Liability. Indemnitor hereby consents and agrees that Lender may at any time and from time to time without further consent from Indemnitor do any of the following events, and the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Mortgage or any of the other Loan Documents or any sale or transfer of the Subject Interests; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Mortgage or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course or dealing with Borrower or any other person, shall limit, impair or release Indemnitor’s obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.
     g. Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.
     h. No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Houston, Texas are authorized by law to be closed.
     i. Attorneys’ Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to Lender any and all costs and expenses, including, without limitation, attorneys’ fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.
     j. Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.
     k. Reliance. Lender would not make the Loan to Borrower without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.
     l. Waiver by Indemnitor. Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower,

Indemnitor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against the collateral for the Loan pursuant to the terms of the Loan Documents or applicable law.
     m. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
     n. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto may assign or transfer its rights or obligations hereunder without the prior written consent of the other party hereto except that Lender may assign this Agreement to an Affiliate without any consent from the Indemnitor.
     o. Amendments, etc. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by Indemnitor from the terms of this Agreement, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     p. Notices. All notices and other communications hereunder to Indemnitor shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address, or facsimile number as may be designated by such party in a notice to the other parties. Any notice or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified on the signature page hereof and confirmation of receipt is received (the receipt thereof shall be deemed to have been acknowledged upon the sending Party’s receipt of its facsimile machine’s confirmation of successful transmission; provided that if the day on which such facsimile is received in not a Business Day or is after 4:00 p.m. on a Business Day, then the receipt of such facsimile shall be deemed to have been acknowledged on the next following Business Day), (ii) if given by mail, three (3) Business Days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified on the signature page hereof; except that notices to the Lender shall not be effective until received by the Lender.
     q. Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
     r. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     s. Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH INTERNAL LAWS OF THE STATE OF TEXAS. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
     t. Forum Selection And Consent To Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR INDEMNITOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. INDEMNITOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. INDEMNITOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. INDEMNITOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT INDEMNITOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, INDEMNITOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.
     u. WAIVER OF JURY TRIAL. INDEMNITOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR INDEMNITOR. INDEMNITOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THE CREDIT

AGREEMENT. LENDER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION.
     v. SPECIFIC NOTICE. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS AGREEMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY INDEMNITOR OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER’S OWN NEGLIGENCE.
     w. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
     x. No Oral Agreements. THIS WRITTEN AGREEMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, Indemnitor has executed this Indemnity Agreement as of April 4, 2008.

INDEMNITOR:
/s/ CALLON PETROLEUM COMPANY

S-1